Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant §240.14a-12

SONOMA PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed based on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Notice of Special Stockholders’ Meeting and Proxy Statement	Wednesday, June 24, 2026 at 2 p.m. MDT

5445 Conestoga Court, Suite 150

Boulder, Colorado 80301

(800) 759-9305

Dear Fellow Stockholder:

The Board of Directors takes its role as representative of the Company seriously and believes that accountability and stockholder communication are vital to the ongoing growth of the Company. Pursuant to this, you are cordially invited to attend a Special Meeting of Stockholders of Sonoma Pharmaceuticals, Inc. The meeting will be held at 2:00 p.m. MDT, on Wednesday, June 24, 2026, in the Company’s office at 5445 Conestoga Court, Unit 150, Boulder, CO, 80301. The formal notice of the Special Meeting and proxy statement have been made a part of this invitation.

At this special meeting, we are asking you to approve the reincorporation of the Company from the State of Delaware to the State of Nevada.

Whether or not you attend the Special Meeting, it is important that your shares are represented and voted at the Special Meeting. You may vote over the Internet or by telephone or, if you requested printed copies of the proxy materials, by mailing a proxy or voting instruction card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Special Meeting regardless of whether you attend the meeting.

This proxy statement is available at www.envisionreports.com/SNOA and our website at www.ir.sonomapharma.com/annual-reports, by using the QR codes at the end of this document, or by contacting our Investor Relations department through email at ir@sonomapharma.com.

We are excited about the future of Sonoma as we continue to grow our business and pursue opportunities which we believe will create value for Sonoma and our stockholders. We thank you for your continued support, and we look forward to hearing from you at our Special Stockholders’ Meeting.

Sincerely,

Amy Trombly Chief Executive Officer

Notice of Special Meeting of Stockholders

Wednesday, June 24, 2026, 2:00 p.m., Mountain Time

5445 Conestoga Court, Unit 150, Boulder CO 80301

We are pleased to invite you to join our Board of Directors, management and other stockholders for a Special Meeting of Stockholders of Sonoma Pharmaceuticals, Inc. The meeting will be held in our offices located at 5445 Conestoga Court, Unit 150, Boulder, CO 80301, at 2:00 p.m. MDT on Wednesday, June 24, 2026. The purposes of the meeting are:

•	To authorize the reincorporation of the Company from the State of Delaware to the State of Nevada; and
•	To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve the foregoing proposal.

Our Board of Directors recommends you vote “FOR” each of the additional proposals.

Only stockholders of record at the close of business on April 28, 2026 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. For ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting will be available for inspection at the Company’s principal executive offices, 5445 Conestoga Court, Suite 150, Boulder, Colorado 80301.

All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend, please vote your shares by telephone or by the Internet as promptly as possible. Telephone and Internet voting instructions can be found on the notice card. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote in person, your proxy will be revoked and only your vote in person at the Special Meeting will be counted.

This Proxy Statement is available at www.envisionreports.com/SNOA or http://ir.sonomapharma.com/annual-reports. You can also access these materials by scanning the QR codes on the last page of this Proxy Statement, or by contacting our Investor Relations department by email at ir@sonomapharma.com.

By Order of the Board of Directors,

Julia Amrock
Vice President, Associate General Counsel and Corporate Secretary
Boulder, Colorado

Your Vote is Important to us. Regardless of whether you plan to attend, we urge all stockholders to vote on the matters described in the accompanying Proxy Statement. We hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the Special Meeting.

Proxy Summary

General Voting and Meeting Information

This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about May 11, 2026. All proxy materials will also be made available via www.envisionreports.com/SNOA. It is important that you carefully review the proxy materials and follow the instructions below to cast your vote on all voting matters.

Voting Methods

Even if you plan to attend the Special Meeting in person please vote as soon as possible by using one of the following advance voting methods.

Voting via the Internet or by telephone helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET* 24 hours a day / 7 days a week	1. 2. 3.

Read this Proxy Statement.

Go to the applicable website listed on your proxy card or voting instructions form. Have this Proxy Statement, proxy card, or voting instruction form in hand and follow the instructions.

VOTE BY TELEPHONE* 24 hours a day / 7 days a week	1. 2. 3.	Read this Proxy Statement. Call the number listed on your proxy card or voting instructions form. Have this Proxy Statement, proxy card, or voting instruction form in hand and follow the instructions.
VOTE BY MAIL	1. 2.	Read this Proxy Statement. Fill out, sign and date each proxy card or voting instruction form you receive and return it in the prepaid envelope.

*If you are a beneficial owner you may vote via the telephone or internet if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a stockholder of record, Sonoma will include instructions on how to vote via internet or telephone directly on your proxy voting card.

We encourage you to register to receive all future shareholder communications electronically, instead of print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.

Voting at the Special Meeting

Stockholders of record may vote at the Special Meeting. Beneficial owners may vote in person if they have a legal proxy from their brokerage firm, bank, or custodian. Beneficial owners should contact their bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Special Meeting by one of the methods described above, even if you plan on attending the Special Meeting.

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Voting Matters and Board Recommendations

Stockholders are being asked to vote on the following matters at the Special Meeting:

Proposal	Recommendation
PROPOSAL 1 - Reincorporation in the State of Nevada	FOR
The approval and adoption of the Reincorporation of the Company from the State of Delaware to the State of Nevada.

PROPOSAL 2 – Adjournment to Solicit Additional Proxies	FOR
Approval of the adjournment of the Special Meeting to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting.

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Questions and Answers

1.	What is a proxy statement, what is a proxy and how does it work?

A proxy statement is a document that the U.S. Securities and Exchange Commission requires us to give you when we ask you to sign a proxy card designating someone other than you to vote the stock you own. The written document you sign indicating who may vote your shares of common stock is called a proxy card and the person you designate to vote your shares is called a proxy. The Board of Directors is asking to act as your proxy. By signing and returning to us the proxy card enclosed you are designating us as your proxy to cast your votes at the Special Meeting. We will cast your votes as you indicate on the enclosed proxy card.

Our employees, officers, and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable, out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

2.	Who is entitled to vote at the Special Meeting of Stockholders?

Only stockholders who were Sonoma Pharmaceuticals, Inc. stockholders of record at the close of business on April 28, 2026, or the Record Date, may vote at the Special Meeting. As of the close of business on the Record Date, there were shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

3.	What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with Sonoma’s transfer agent, Computershare, Inc., you are considered, with respect to those shares, a stockholder of record. As a shareholder of record, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and proxy card directly from us.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered a beneficial owner of your shares. As a beneficial owner, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and voting instruction form forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction form included in the mailing. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

4.	What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by telephone or Internet, please vote each proxy card you receive.

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5.	Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

6.	How will my shares be voted?

To designate how you would like to vote, fill out the proxy card indicating how you would like your votes cast. If you sign and return the enclosed proxy, but do not specify how to vote, we will vote your shares as follows:

•	“FOR” Proposal No. 1, to authorize the reincorporation of the Company from the State of Delaware to the State of Nevada; and

•	“FOR” Proposal No. 2, to authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

7.	Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Special Meeting. If you submitted your proxy by mail, you must file with our Secretary, at Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Suite 150, Boulder, CO 80301, a written notice of revocation or deliver a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Special Meeting.

8.	What is a broker non-vote and what is the impact of not voting?

A broker “non-vote” occurs when a bank, broker, or nominee holding shares of common stock for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power on that matter, which is also referred to as holding shares in street name. Your bank or broker does not have discretion to vote uninstructed shares the proposals in this Proxy Statement except for Proposal 2. As a result, if you hold your shares in street name, it is critical that you provide instructions to your bank or broker, if you want your vote to count in the proposal to reincorporate in the State of Nevada. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting.

9.	What constitutes a quorum?

A quorum is the minimum number of stockholders necessary to conduct the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of at least one-third of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were shares of our common stock outstanding. Votes “for” and “against,” “abstentions,” and broker “non-votes” will all be counted as present to determine whether a quorum has been established.

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10.	Is cumulative voting permitted for the election of directors?

No, each stockholder may vote only the number of shares he or she owns for a single director candidate.

11.	What is the vote required for a proposal to pass?

Proposal No. 1—Approval of the Reincorporation of the Company from the State of Delaware to the State of Nevada: The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is needed to approve the reincorporation of the Company from the State of Delaware to the State of Nevada. Abstentions and broker “non-votes” will have the practical effect of a negative vote.

Proposal No. 2—Adjournment to Solicit Additional Proxies: The affirmative vote of a majority of the votes present at the Special Meeting and entitled to vote, in person or by proxy, is required to adjourn the Special Meeting, if necessary, until a quorum is present or represented.

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Proposal No. 1 –Reincorporation to the State of Nevada

Our Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”). If our stockholders approve the proposal, we will effect the Reincorporation by converting (the “Conversion”) the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this proposal, we sometimes refer to the Company as “Sonoma-DE” prior to the Reincorporation and “Sonoma-NV” after the Reincorporation. Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth and will allow us to take advantage of certain provisions of the corporate and tax laws of Nevada.

Reasons for the Reincorporation in Nevada

Our Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and its stockholders. First, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For tax year 2025, we paid approximately $200,000 in Delaware franchise taxes. We anticipate that, if we remain a Delaware corporation, for tax year 2026, our Delaware franchise taxes will continue to be $200,000 (based on our current capital structure and assets). If we reincorporate in Nevada, our annual fees will consist of an annual business license fee of $500 and an annual list of officers fee of $150.

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers. We believe that, for the reasons described below, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Also, reincorporation in Nevada will provide potentially greater protection for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability.

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Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, as discussed below under “Comparative Rights of Stockholders under Delaware and Nevada Law.”

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, see “Comparative Rights of Stockholders Before and After the Reincorporation” below.

Material Terms of the Conversion

The process for reincorporating the Company from Delaware to Nevada calls for the certificate of conversion to be filed with the Delaware Secretary of State and for the Nevada articles of incorporation and articles of conversion to be filed with the Nevada Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company, attached hereto as Appendix B. The plan of conversion provides that the Company will convert into a Nevada corporation, which will continue with all of the assets, rights, privileges and powers of Sonoma-DE, and all property owned by Sonoma-DE, all debts due to Sonoma-DE, as well as all other causes of action belonging to Sonoma-DE immediately prior to the conversion, remaining vested in Sonoma-NV following the conversion. Sonoma-NV will remain as the same entity following the conversion. The directors and officers of Sonoma-DE immediately prior to the conversion will be the directors and officers of Sonoma-NV.

Pursuant to the Reincorporation, Sonoma-NV will assume all of Sonoma-DE’s obligations related to any rights to purchase Sonoma-DE Common Stock. Sonoma-DE’s outstanding exercisable securities consist of options to purchase Sonoma-DE Common Stock. Each outstanding option to purchase shares of Sonoma-DE Common Stock will be converted into an option to purchase a number of shares of Sonoma-NV Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Nevada articles of incorporation and bylaws.

In the event of stockholder adoption and approval of both the Reincorporation and the Authorized Share Increase (as defined and described below) and the Authorized Share Increase is effected by the Board of Directors, Article IV Subsection A of the Nevada articles of incorporation will be revised to reflect the Authorized Share Increase.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Delaware and be subject to the Company’s existing certificate of incorporation and bylaws.

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Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the certificate of conversion filed with the Secretary of State of Delaware and the articles of conversion and articles of incorporation are filed with the Secretary of State of Nevada, in each case, upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the board of directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the board of directors or the plan of conversion may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the board of directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Reincorporation. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

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The Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

●	U.S. holders will not recognize any gain or loss as a result of the Reincorporation;

●	the aggregate tax basis of the shares of Sonoma-NV Common Stock deemed received in the Reincorporation by a U.S. holder will be equal to the U.S. holder’s aggregate tax basis of the shares of Sonoma-DE Common Stock converted therefor;

●	the holding period of the shares of Sonoma-NV Common Stock deemed received in the Reincorporation by a U.S. holder will include the U.S. holder’s holding period of the shares of Sonoma-DE common stock converted therefor; and

●	no gain or loss will be recognized by the Company as a result of the Reincorporation.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOT SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Securities Act Consequences

The shares of Sonoma-NV common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Sonoma-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a conversion that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Sonoma-NV will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our common stock are freely tradable before the Reincorporation will continue to have freely tradable shares of Sonoma-NV common stock. Stockholders holding restricted shares of Sonoma-NV common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, Sonoma-NV and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of Sonoma-NV common stock. New stock certificates representing shares of Sonoma-NV common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to a sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Sonoma-NV common stock, following the Effective Time of the Conversion.

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No Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reincorporation described in this Proposal 1.

Potential Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, whereby our Board of Directors may be able to take certain actions without the need for stockholder approval, as discussed under “Comparative Rights of Stockholders under Delaware and Nevada Law.”

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Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our common stock will be converted into shares of Sonoma-NV’s common stock. Consequently, our common stockholders, whose rights as stockholders are currently governed by the DGCL and the Company’s current Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, will become common stockholders of Sonoma-NV (as the surviving corporation) whose rights will be governed by the NRS and the Articles of Incorporation and Bylaws of Sonoma-NV, which are attached hereto as Appendix C and Appendix D, respectively.

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between Sonoma-DE’s certificate of incorporation and bylaws and Sonoma-NV’s articles of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Sonoma-DE’s certificate of incorporation and Sonoma-DE’s bylaws and Sonoma-NV’s articles of incorporation, Sonoma-NV’s bylaws.

Provision	Sonoma-DE (Delaware law)	Sonoma-NV (Nevada law)
Authorized Capital Stock

The authorized capital stock of Sonoma-DE consists of 50,000,000 shares of common stock, par value $0.0001 per share and 714,286 shares of convertible preferred stock, par value $0.0001 per share.

Sonoma-DE’s certificate of incorporation authorizes the board of directors to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.

Delaware law requires stockholder approval to increase or decrease the number of authorized shares of common stock or to effect a forward or reverse split, or to increase or decrease the number of authorized shares of capital stock, based on majority of votes cast.

The authorized capital stock of Sonoma-NV will consist of 50,000,000 shares of common stock, par value $0.0001 per share and 714,286 shares of convertible preferred stock, par value $0.0001 per share.

Sonoma-NV’s articles of incorporation will authorize the board of directors to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

The amendments adopted to NRS Chapters 78 and 92A by the 2025 Nevada Legislature (the “2025 NRS Amendments”) allow publicly traded corporations to amend their articles of incorporation to increase or decrease the number of authorized shares of capital stock with stockholder approval of the majority of votes cast, rather than the majority of the outstanding voting power.

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Number of Directors

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.

Sonoma-DE’s bylaws provide that the number of directors shall be not be less than five (5) nor more than nine (9), provided, however, that the number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board.

Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Sonoma-NV’s bylaws will provide that the number of directors shall be at least one (1). Subject to this limitation, the number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board. The Board shall initially consist of four (4) directors.

Classified Board

Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes divided as equally as possible with staggered terms of office.

The certificate of incorporation of Sonoma-DE provides that the board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders.

Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.

The articles of incorporation of Sonoma-NV will provide that the board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders.

Removal of Directors

Under Delaware law, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them.

Sonoma-DE’s bylaws provide that any director or the entire Board may be removed by the holders of a majority of the shares then entitled to vote at an election of directors.

Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Sonoma-NV’s bylaws will provide that any director of the entire Board may be removed by a vote of at least two-thirds of the voting power of the then outstanding stock.

Compensation of Directors	Sonoma-DE’s bylaws provide that the Board shall have the authority to fix the compensation of directors.	As permitted under Nevada law, Sonoma-NV’s bylaws provide that director compensation established by the Board pursuant to the bylaws

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Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. In 2022, the DGCL was amended to allow this protection for officers as well.

Sonoma-DE’s certificate of incorporation includes a provision with respect to directors only.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Sonoma-NV’s articles of incorporation will provide that, to the fullest extent permitted by the NRS, as the same exists or as may hereafter be amended, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty.

Indemnification

Under the DGCL, a corporation may indemnify current or former directors, officers, employees or agents against reasonable expenses, attorney’s fees, fines, judgments, and settlements incurred in actions brought against them in their capacity as such, so long as they acted in good faith and under the reasonable belief that their actions were not opposed to the best interests of the corporation and were lawful. However, to the extent a person is found liable to the corporation in such an action, the corporation may only indemnify that person upon approval of the court where the action was brought. Additionally, a corporation can advance defense and expenses after the receiving individual agrees to repay the corporation if such person is ultimately determined not to be entitled to indemnification.

Sonoma DE’s certificate of incorporation and bylaws provide for indemnification of directors and officers to the fullest extent permitted by the DGCL.

Under the NRS, a corporation may indemnify current or former directors, officers, employees or agents against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The corporation may also identify such individuals in actions by or in the right of the corporation to procure a judgment in its favor. A corporation can advance expenses after the receiving individual agrees to repay the corporation if such person is ultimately determined not to be entitled to indemnification.

Sonoma-NV’s articles of incorporation and bylaws will provide for indemnification of directors and officers to the fullest extent permitted by the NRS.

Board Action by Written Consent

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

Sonoma-DE’s articles and bylaws do not change this statutory rule.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Sonoma-NV’s articles and bylaws will not change this statutory rule.

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Special Meetings of Stockholders

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Sonoma-DE’s certificate of incorporation and bylaws provides that special meetings of the stockholders may be called only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Sonoma-NV’s bylaws will provide that special meetings of the stockholders may be called only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

Cumulative Voting

A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

Sonoma-DE’s certificate of incorporation and bylaws do not have a provision granting cumulative voting rights in the election of its directors.

Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

Sonoma-NV will not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or bylaws.

Vacancies

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

Sonoma-DE’s certificate of incorporation and bylaws provide that any vacancies may be filled by a majority of the remaining directors.

All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

Sonoma-NV’s certificate of incorporation and bylaws will provide that any vacancies may be filled by a majority vote of the remaining directors

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Stockholder Voting Provisions

Delaware law provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board.

Sonoma-DE’s bylaws provide that (a) holders of one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business, (b) directors are to be elected by plurality vote and (c) all other matters are to be determined by majority vote of the shares present and voting, other than as required by the Delaware law or the corporation’s governing documents.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote.

The bylaws of Sonoma-NV will provide that one-third of the votes entitled to be cast on any matter shall constitute a quorum. The articles of incorporation and bylaws of Sonoma-NV do not change the statutory rules with respect to voting requirements for approval of an action.

Stockholder Action by Written Consent

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. Delaware law also requires the corporation to give prompt notice of corporate action taken without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Sonoma-DE’s certificate of incorporation provides that the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.

Sonoma-NV’s bylaws will provide that no action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting.

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Expiration of Proxies

Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.

Sonoma-DE’s bylaws provide that no proxy authorized by a stockholder shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

In Nevada, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Sonoma-NV’s bylaws will provide that each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada.

Advance Notice of Stockholder Proposals

Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

Sonoma-DE’s bylaws provide that notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called.

Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

Sonoma-NV’s bylaws will provide that that notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called.

Amendments to Bylaws

Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

Sonoma-DE’s certificate of incorporation and bylaws empower the board of directors or the stockholders to adopt, amend or repeal the bylaws with a vote of sixty-six and two-thirds percent of the directors then in office. The stockholders may also adopt, amend or repeal the bylaws at a regular or special meeting with the vote of sixty-six and two-thirds of the voting power of the then outstanding shares of stock entitled to vote.

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Sonoma-NV’s articles of incorporation and bylaws will provide that the bylaws may be amended or repealed in any respect, by the board of directors.

Stockholder Inspection Rights	Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof and during usual business hours, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. The burden of proving a proper purpose is on the stockholder who seeks to inspect corporate records; however, the stated judicial standard is a purpose reasonably related to an interest as a stockholder.	Under Nevada law, any person who has been a stockholder of record for at least six months or holds at least 5% of all outstanding shares shall have the right to examine, in person or by agent, a copy of the corporation’s articles of incorporation (and all amendments and bylaws) and stock ledger, or holds at least 15% to examine books of account and financial statements. The NRS requires the stockholder to furnish an affidavit that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation, and may be required to sign a confidentiality agreement.

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Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of 3 years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the disinterested voting stock.

Amendments to the DGCL adopted by the Delaware legislature in 2025 provide safe harbors for transactions with controlling stockholders that are approved by a disinterested committee or a majority of disinterested votes cast.

Section 78.438 of the NRS prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of 2 years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Section 78.439 provides that business combinations after the 2-year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or a majority of disinterested stockholders or unless the price and terms of the transaction meet the “fair price” criteria set forth in the statute.

The 2025 NRS amendments codified that that a controlling stockholder’s only fiduciary duty is to refrain from exerting “undue influence” to induce a breach by a director and create a safe harbor presumption of no breach if a disinterested committee approves the transaction.

Waiver of Jury Trials	Jury trials are generally not available in the Delaware Court of Chancery, which is the exclusive venue designated by the Delaware Charter for actions governed by the internal affairs doctrine.	Sonoma-NV’s articles of incorporation provides that, to the fullest extent not inconsistent with any applicable U.S. federal laws, all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury.
Severability of Invalid, Illegal or Unenforceable Charter Provisions	There is no corresponding provision in Sonoma-DE’s certificate of incorporation.	Sonoma-NV’s articles of incorporation provides that if any of its provision are held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of the Nevada Charter will not, to the fullest extent permitted by applicable law, in any.

Vote Required

The approval and adoption of the Reincorporation of the Company from the State of Delaware to the State of Nevada requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote.

Your Board of Directors recommends a vote FOR the proposal to approve the Company’s Reincorporation in the State of Nevada.

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Proposal No. 2 – Adjournment to Solicit Additional Proxies

A proposal will be submitted to the stockholders at the Special Meeting to approve the adjournment of the Special Meeting to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the proposals. Any adjournment of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment of the Special Meeting for the purpose of establishing a quorum or soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Special Meeting is required for approval of this proposal.

Your Board of Directors recommends a vote FOR the approval of the adjournment of the Special Meeting to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of April 23, 2026, as to shares of our common stock beneficially owned by: (1) stockholders known to us who own more than 5%, (2) each of our Named Executive Officers listed in the Summary Compensation Table, (3) each of our current directors, and (4) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable upon vesting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. All share numbers have been adjusted to reflect a 1-for-7 reverse stock split, effective April 1, 2013, a 1-for-5 reverse stock split, effective June 24, 2016, a 1-for-9 reverse stock split, effective June 19, 2019, and a 1-for-20 reverse stock split, effective August 29, 2024.

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Officers and Directors

Name and address of beneficial owner (1)	Nature of beneficial ownership	Amount of Beneficial Ownership			Percent of Shares Beneficially Owned (3)
		Shares Owned	Shares – Includes all Rights to Acquire (2)	Total
Amy Trombly (4)	Chief Executive Officer	7,679	6,018	13,697	1.0%
Jerry Dvonch (5)	Chief Financial Officer	4,229	3,891	8,120	*
Bruce Thornton (7)	Former Executive Vice President and Chief Operating Officer	7,720	6,024	13,744	1.0%
Jerry McLaughlin (8)	Lead Independent Director	270	2,198	2,468	*
Philippe Weigerstorfer (9)	Director	–	2,293	2,293	*
Vanessa Jacoby (10)	Director	–	–	–	*
All directors and executive officers as a group (6 persons)		19,898	20,424	40,322	2.3%

*Indicates ownership of less than 1.0%

(1)	Unless otherwise stated, the address of each beneficial owner listed in the table is c/o Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Suite 150, Boulder, CO 80301.
(2)	Represents shares subject to outstanding stock options and warrants currently exercisable or exercisable within 60 days.
(3)	We had total shares of common stock issued and outstanding of 1,741,424 on April 23, 2026.
(4)	Ms. Trombly has been our Chief Executive Officer since September 27, 2019. She beneficially owns 7,679 shares of common stock and 6,018 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(5)	Mr. Dvonch served as our Chief Financial Officer from September 8, 2020 to November 18, 2022, as our Interim Chief Financial Officer from April 7, 2023 to February 7, 2024, and currently serves as our Chief Financial Officer. He beneficially owns 4,229 shares of common stock, and 3,891 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(7)	Mr. Thornton, our former Executive Vice President and Chief Operating Officer, was terminated on October 18, 2025. He beneficially owns 7,720 shares of common stock and 6,024 shares of common stock issuable upon the exercise of options currently exercisable.
(8)	Mr. McLaughlin is a member of our Board of Directors and was appointed as Lead Independent Director on March 26, 2014. He beneficially owns 270 shares of common stock and 2,198 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(9)	Mr. Weigerstorfer is a member of our Board of Directors. He beneficially owns 125 shares of common stock, yet to be issued and 2,168 shares of common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days.
(10)	Ms. Jacoby was appointed to our Board of Directors on January 28, 2026.

As of April 23, 2026, there are no arrangements among our beneficial owners, known to management, which may result in a change of control of our Company.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4, and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4, and 5 they file. Based solely on a review of copies of such reports furnished to us by our officers and directors, we believe that, during the fiscal year ended March 31, 2025, no person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during such fiscal year.

Forward-Looking Statements Disclaimer

Forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to the risks described in our Annual Report on Form 10-K available at www.sec.gov. The words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. All statements by us regarding our expected financial position, revenues, cash flows and other operating results, business strategy, and similar matters are forward looking statements. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

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General Information

Below you will find general information on Stockholder Proposals, “Householding” of Proxy Materials, and more specific instructions on how to vote, which can be found on your proxy voting card.

Stockholder Proposals and Additional Information

There are no stockholder proposals for the Special Meeting. If you would like information on submitting a stockholder proposal to be included in the proxy and Annual Meeting, please refer to the information below.

How do I submit a Stockholder Proposal to be

Included in the Proxy Statement?

You must submit your proposal to our Secretary no later than 120 calendar days before the anniversary of our 2025 Annual Proxy Statement publication. This is to comply with Rule 14a-8 under the 1934 Act.

What if the date of the 2026 Annual Meeting is significantly different?

If the date of the Annual Meeting is changed by more than 30 days, the proposal must be submitted to our Secretary by the close of business on the later of:

       •     90 days prior to the Annual Meeting, or

      •     7 days following the first public announcement of the Annual Meeting date.

Who Presents the Proposal at the Meeting?

The Stockholder proponent, or a representative who is qualified under state law, must appear in person at the Annual Meeting of Stockholders to present the proposal.

How Should I Send my Proposal?

Please send your proposal to our Secretary at:

Sonoma Pharmaceuticals, Inc.
5445 Conestoga Court, Suite 150
Boulder, Colorado 80301

We strongly suggest that proposals are sent by Certified Mail – Return Receipt Requested.

What Must be Included in My Notice that I send to the Secretary?

1.	A brief description of the proposed business
2.	The text of the proposal
3.	Reasons for conducting the business at the meeting
4.	Name and address (as they appear on our books) of the stockholder proposing such business
5.	The beneficial owner (if any) on whose behalf the proposal is made
6.	Any material interest of the stockholder in such business
7.	Any other information required by proxy proposal submission rules of the SEC

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“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as ‘‘householding,’’ potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in August of each year, by notifying us in writing at: Secretary, Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Boulder, Colorado 80301, or by contacting us at (800) 759-9305. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (800) 759-9305, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Other Matters

Your Board of Directors does not know of any other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Special Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

Julia Amrock

Vice President, Associate General Counsel and Corporate Secretary

Boulder, Colorado

April [ ], 2026

Our 2025 Annual Report on Form 10-K as filed with the SEC on June 17, 2025, including the financial statements, are available at www.envisionreports.com/SNOA and our Company website at www.ir.sonomapharma.com/financial-information. We will provide copies of this Proxy Statement and our 2025 Annual Report free of charge upon request. We will also provide copies of exhibits to our 2025 Annual Report, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Sonoma Pharmaceuticals, Inc., 5445 Conestoga Court, Suite 150, Boulder, Colorado 80301. The request must include a representation by the stockholder that as of April 28, 2026, the stockholder was entitled to vote at the Special Meeting.

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Thank you for being a shareowner of

Sonoma Pharmaceuticals, Inc.

Learn more at http://sonomapharma.com

Our Special Meeting Proxy Statement	Our Company Website	Our Nasdaq Listing

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Appendix A

Proxy Card

A-1

Appendix B

SONOMA PHARMACEUTICALS, INC.

PLAN OF CONVERSION

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Sonoma Pharmaceuticals, Inc., a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and the Nevada Revised Statutes (as amended, the “NRS”).

WITNESSETH:

WHEREAS, the Delaware Corporation was incorporated on November 20, 2006;

WHEREAS, upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Section 92A.105 of the NRS, the Delaware Corporation will be converted to a Nevada Corporation;

WHEREAS, the board of directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion (as each is defined below);

WHEREAS, the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion; and

WHEREAS, in connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common stock, par value $0.0001 per share (the “Delaware Common Stock”), of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into one share of Common stock, par value $0.0001 per share (the “Nevada Common Stock”), of the Nevada Corporation.

The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1  Conversion.   At the Effective Time (as hereinafter defined), the Delaware Corporation will be converted to the Nevada Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and Section 92A.105 of the NRS (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada. The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.

1.2   Certificate of Conversion.   The Delaware Corporation shall file a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3   Effective Time.   The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Nevada Articles of Conversion filed with the Nevada Secretary of State or at such later time as specified in the Delaware Certificate of Conversion and the Nevada Articles of Conversion (the “Effective Time”).

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ARTICLE II

ORGANIZATION

2.1   Nevada Governing Documents.   At the Effective Time, the Articles of Incorporation and Bylaws of the Nevada Corporation, in the form attached hereto as Exhibits C and D (the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2   Directors and Officers.   From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1   Effect of Conversion.   At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Nevada Corporation.

3.2   Conversion of Shares.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the stockholders, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into one share of Nevada Common Stock.

ARTICLE IV

MISCELLANEOUS

4.1   Abandonment or Amendment.   At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Board may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2   Captions.   The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3   Tax Reporting.   The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4   Governing Law.   This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

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Appendix C

ARTICLES OF INCORPORATION

OF

SONOMA PHARMACEUTICALS, INC.

ARTICLE I

The name of the corporation is Sonoma Pharmaceuticals, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Nevada is [ ], in the city of [ ], County of [ ], Nevada [ ]. The name of its registered agent at such address is [ ].

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes, as amended from time to time (the “NRS”).

ARTICLE IV

A.	Authorized Stock. The Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”). The total number of shares of all classes of capital stock the Corporation shall have authority to issue is fifty million seven hundred fourteen thousand two hundred eighty-six (50,714,286). The total number of shares of Preferred Stock the Corporation shall have the authority to issue is seven hundred fourteen thousand two hundred eighty-six (714,286). The total number of shares of Common Stock the Corporation shall have the authority to issue is fifty million (50,000,000). The Preferred Stock and the Common Stock each shall have a par value of one one-hundredth of one cent ($0.0001) per share. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of Common Stock, without a vote of the holders of Preferred Stock, or of any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to the provisions established by the Board of Directors of the Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

B.	Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences, and relative participating, optional, or other special rights of the shares of such series and the qualifications, limitations, or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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C.	Common Stock.

1.	Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions, of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

2.	Voting Rights. Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

3.	Dividends. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

4.	Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Restated Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

A.	Number of Directors. The authorized number of directors of the Corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of such Board of Directors, within any limits prescribed in the bylaws of the Corporation.

B.	Classes of Directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of Class I shall expire at the annual meeting of stockholders in 2027, the initial term of office of directors of Class II shall expire at the annual meeting of stockholders in 2028 and the initial term of office of directors of Class III shall expire at the annual meeting of stockholders in 2029. At each annual meeting of stockholders a number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to either class, the Board of Directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

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C.	Vacancies. Except as otherwise provided for or fixed pursuant to the provisions of Article IV of this Restated Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Restated Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada:

A.	The Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation; provided, however, that the bylaws may only be amended in accordance with the provisions thereof.

B.	Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

C.	The books of the Corporation may be kept at such place within or without the State of Nevada as the bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors.

ARTICLE VII

A.	Power of Stockholders to Act by Written Consent. No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

B.	Special Meetings of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

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ARTICLE VIII

A.	Limitation on Liability. To the fullest extent permitted by the NRS, as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty.

B.	Indemnification. Each person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the Corporation, in accordance with the bylaws of the Corporation, to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

C.	Insurance. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.

D.	Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

ARTICLE IX

Notwithstanding any other provision of this Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article IX, or any provision of Articles VII or VIII.

ARTICLE X

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. This Article X shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

ARTICLE XI

If any provision of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any paragraph of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent permitted under applicable law, the provisions of these Articles of Incorporation (including, without limitation, each such portion of any section of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed (a) so as to permit the Company to protect its directors, officers, employees and agents from individual liability or (b) for the benefit of the Company.

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Appendix D

BYLAWS

OF

SONOMA PHARMACEUTICALS, INC.

(a Nevada corporation)

TABLE OF CONTENTS

(continued)

BYLAWS

OF

SONOMA PHARMACEUTICALS, INC.

(a Nevada corporation)

ARTICLE 1

Offices

1.1 Registered Office. The registered office of the corporation shall be set forth in the articles of incorporation of the corporation.

1.2 Other Offices. The corporation may also have offices at such other places, either within or without the State of Nevada, as the Board of Directors of the corporation (the “Board”) may from time to time designate or the business of the corporation may require.

ARTICLE 2

Meeting of Stockholders

2.1 Place of Meeting. Meetings of stockholders may be held at such place, either within or without of the State of Nevada, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the registered office of the corporation or the principal executive offices of the corporation.

2.2 Annual Meeting. Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board or the Chief Executive Officer and stated in the notice of the meeting. At each such annual meeting, the stockholders shall elect by a plurality vote the number of directors equal to the number of directors of the class whose term expires at such meeting (or, if fewer, the number of directors properly nominated and qualified for election) to hold office until the third succeeding annual meeting of stockholders after their election. The stockholders shall also transact such other business as may properly be brought before the meeting.

To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or the Chief Executive Officer, (b) otherwise properly brought before the meeting by or at the direction of the Board or the Chief Executive Officer, or (c) otherwise properly brought before the meeting by a stockholder of record. A motion related to business proposed to be brought before any stockholders’ meeting may be made by any stockholder entitled to vote if the business proposed is otherwise proper to be brought before the meeting. However, any such stockholder may propose business to be brought before a meeting only if such stockholder has, in accordance with the provisions of Section 2.3, given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business.

2.3 Stockholder Proposals.

(a) Stockholder Proposals Relating to Nominations for and Election of Directors.

(i) Nominations by a stockholder of candidates for election to the Board by stockholders at any meeting of stockholders may be made only if the stockholder complies with the procedures set forth in this Section 2.3(a), and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders. A proposal by a stockholder for the nomination of a candidate for election by stockholders as a director at any meeting of stockholders at which directors are to be elected may be made only by notice in writing, delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, within the time limits specified in Section 2.3(c).

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(ii) A stockholder’s notice to the Secretary shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (I) the name, age, business address and, if known, residence address of each such person, (II) the principal occupation or employment of each such person for the past five years, (III) the class, series and number of shares of the corporation that are beneficially owned and of record by each such person and beneficial owner, and the earliest date of acquisition of any such capital stock, (IV) a description of any arrangement or understanding between each such person and the stockholder making such nomination with respect to such person’s proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (V) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (VI) any other information that would be required to be provided by the stockholder pursuant to the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “1934 Act”) in such stockholder’s capacity as a proponent of a stockholder proposal if proxies were to be solicited for the election as a director of each person whom the stockholder proposes; and (B) as to the stockholder giving notice, (I) the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (II) the class, series and number of shares of the corporation that are owned beneficially and of record by the stockholder and such beneficial owner.

(b) Stockholder Proposals Relating to Matters Other Than Nominations for and Elections of Directors.

(i) A stockholder of the corporation may bring such business (other than a nomination of a candidate for election as a director, which is covered by Section 2.3(a)) (a “Stockholder Matter”) before any meeting of stockholders only if such Stockholder Matter is a proper matter for stockholder action and such stockholder shall have provided notice in writing, delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, within the time limits specified in Section 2.3(c); provided, however, that a proposal submitted by a stockholder for inclusion in the corporation’s proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the 1934 Act (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to this Section 2.3.

(ii) A stockholder’s notice to the Secretary of a proposal of a Stockholder Matter shall set forth (A) as to each matter the stockholder proposes to bring before the meeting a brief description of the business desired to be brought before the meeting, (I) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws of the corporation, the language of the proposed amendment), (II) the reasons for conducting such business at the meeting and (III) any other information that would be required to be provided by the stockholder pursuant to Section 14 of the 1934 Act in such stockholder’s capacity as a proponent of a stockholder proposal if proxies were solicited for stockholder consideration of such Stockholder Matter at a meeting of stockholders, and (B) as to the stockholder giving Notice, (I) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (II) the class, series and number of shares of the corporation that are owned beneficially and of record by the stockholder and such beneficial owner and (III) any material interest of the stockholder in such business.

(c) Time for Notice of Stockholder Proposals Relating to Nominations or Stockholder Matters.

(i) In the case of an annual meeting of stockholders, to be timely, any written proposal of a nomination or of a Stockholder Matter must be received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not earlier than ninety (90) days nor more than one hundred twenty (120) days in advance of the one-year anniversary of the date the corporation’s proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made (or, in the case of (x) and (y), if such day is not a business day, then the close of the next business day). For the purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. In no event shall the public announcement of an adjournment or postponement of any meeting of stockholders commence a new time period (or extend any time period) for the giving of stockholder’s notice as described in these bylaws.

(ii) In the case of a special meeting of stockholders, to be timely, any written proposal of a nomination or of a Stockholder Matter must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not later than the close of business on the seventh (7th) day following the earlier of (x) the date that the corporation mailed notice to its stockholders that a special meeting of stockholders will be held and (y) the date on which public announcement of the date of such meeting is first made (or, in the case of (x) or (y), if such day is not a business day, then the close of the next business day).

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(d) Determination of Defective Notice. Notwithstanding anything in these bylaws to the contrary, no nomination or Stockholder Matter shall be presented at a meeting of stockholders except in accordance with the procedures set forth in this Section 2.3, and any nomination or Stockholder Matter not submitted in accordance with such provisions shall not be considered or acted upon at any meeting of stockholders. The Chairman of the Board (or such other person presiding at a meeting of stockholders in accordance with these bylaws) shall, if the facts warrant, determine and declare to a meeting of stockholders that a proposal of a nomination or of a Stockholder Matter was not properly brought before the meeting in accordance with the provisions of this Section 2.3, and if he or she should so determine, he or she shall so declare to the meeting and any such defective nomination or Stockholder Matter shall be disregarded.

2.4 Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by the Secretary only at the request of the Chairman of the Board, the Chief Executive Officer or by a resolution duly adopted by the affirmative vote of a majority of the Board. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

2.5 Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, annual or special, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

2.6 List of Stockholders. The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to gain access to such list shall be provided with the notice of the meeting.

2.7 Organization and Conduct of Business. The Chairman of the Board or, in his or her absence, the Chief Executive Officer or President of the corporation or, in their absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

2.8 Quorum. Except where otherwise provided by law or the certificate of incorporation of the corporation or these bylaws, the holders of at least one-third of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders.

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2.9 Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these bylaws, which time and place shall be announced at the meeting, by a majority of the stockholders present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or, if no stockholder is present or represented by proxy, by any officer entitled to preside at or to act as secretary of such meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10 Voting Rights. Unless otherwise provided in the certificate of incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder.

2.11 Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy and entitled to vote with respect to that matter shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation of the corporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

2.12 Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor fewer than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. If the Board does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating to such purpose.

2.13 Proxies. Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for such stockholder by proxy. Each such proxy shall be valid until its expiration or revocation in a manner permitted by the laws of the State of Nevada. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth by the laws of the State of Nevada, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted.

2.14 Inspectors of Election. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

2.15 Action Without a Meeting. No action required or permitted to be taken at any annual or special meeting of the stockholders of the corporation may be taken without a meeting and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

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ARTICLE 3

Directors

3.1 Number, Election, Tenure and Qualifications. The number of directors that shall constitute the entire Board shall not be less than one (1), and initially shall be set at four (4); provided, however, that the number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board. The classes of directors that shall constitute the entire Board shall be as provided in the certificate of incorporation of the corporation.

The directors shall be elected at the annual meetings of the stockholders, except as otherwise provided in Section 3.2, and each director elected shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation, removal, death or incapacity.

Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations of persons for election to the Board by or at the direction of the Board may be made by any nominating committee or person appointed by the Board; nominations may also be made by any stockholder of record of the corporation entitled to vote for the election of directors at the applicable meeting who complies with the notice procedures set forth in Section 2.3(a). Such nominations, other than those made by or at the direction of the Board, shall be made within the time limits specified in Section 2.3(c). Such stockholder’s notice to the Secretary shall set forth the information specified in Section 2.3(a)(ii).

3.2 Enlargement and Vacancies. The number of members of the Board may be increased at any time as provided in Section 3.1 above. Sole power to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be vested in the Board through action by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and each director so chosen shall hold office until the next annual election at which the term of the class to which they have been elected expires and until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal from office, death or incapacity. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board, the remaining directors, except as otherwise provided by law or these bylaws, may exercise the powers of the full board until the vacancy is filled.

3.3 Resignation and Removal. Any director may resign at any time upon written notice to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board may be removed by the holders of at two-thirds of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the certificate of incorporation of the corporation.

3.4 Composition. The corporation shall use commercially reasonable efforts to ensure that a majority of the members of the Board qualify as “independent directors” (each an “Independent Director”) under the then current rules and regulations of the United States Securities and Exchange Commission and the primary stock exchange, stock market or quotation system on which the corporation’s stock is then listed or quoted, as applicable.

3.5 Powers. The business of the corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders.

3.6 Chairman of the Board. If the Board appoints a Chairman of the Board, such Chairman shall, when present, preside at all meetings of the stockholders and the Board. The Chairman shall perform such duties and possess such powers as are customarily vested in the office of the Chairman of the Board or as may be vested in the Chairman by the Board.

3.7 Place of Meetings. The Board may hold meetings, both regular and special, either within or without the State of Nevada.

3.8 Annual Meetings. The annual meetings of the Board shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present, or shall be held at the next regularly scheduled meeting of the Board or at such other date, time and place as shall be designated from time to time by the Board and stated in the notice of the meeting. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

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3.9 Regular Meetings. Regular meetings of the Board may be held without notice at such time and place as may be determined from time to time by the Board; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination.

3.10 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary, or on the written request of two or more directors, or by one director in the event that there is only one director in office. Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board need not specify the purposes of the meeting.

3.11 Quorum, Action at Meeting, Adjournments. At all meetings of the Board, a majority of directors then in office, but in no event less than one-third (1/3) of the entire Board, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law or by the certificate of incorporation of the corporation. For purposes of this Section, the term “entire Board” shall mean the number of directors last fixed by directors in accordance with these bylaws; provided, however, that if fewer than all the number of directors so fixed have been elected (by the stockholders or the Board), the “entire Board” shall mean the greatest number of directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the board of directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.12 Action Without Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

3.13 Telephone Meetings. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any member of the Board or any committee thereof may participate in a meeting of the Board or of any committee, as the case may be, by means of conference telephone or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.14 Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the NRS to be submitted to stockholders for approval or (ii) adopting, amending or repealing any of these bylaws. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and make such reports to the Board as the Board may request. Except as the Board may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board.

3.15 Fees and Compensation of Directors. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings. If the Board establishes the compensation of directors pursuant to this Section 3.15, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

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3.16 Rights of Inspection. Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE 4

Officers

4.1 Officers Designated. The officers of the corporation shall be chosen by the Board and shall be a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer or Treasurer. The Board may also choose a Chief Operating Officer, one or more Vice Presidents, and one or more assistant Secretaries or assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these bylaws otherwise provide.

4.2 Election. The Board at its first meeting after each annual meeting of stockholders shall choose a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer or Treasurer. Other officers may be appointed by the Board of Directors at such meeting, at any other meeting, or by written consent or may be appointed by the Chief Executive Officer pursuant to a delegation of authority from the Board.

4.3 Tenure. Each officer of the corporation shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation, removal or incapacity. Any officer elected or appointed by the Board or by the Chief Executive Officer may be removed with or without cause at any time by the affirmative vote of a majority of the Board or a committee duly authorized to do so, except that any officer appointed by the Chief Executive Officer may also be removed at any time by the Chief Executive Officer. Any vacancy occurring in any office of the corporation may be filled by the Board, at its discretion. Any officer may resign by delivering such officer’s written resignation to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

4.4 The Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the corporation.

4.5 The President. The President shall, in the event there be no Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability or refusal to act, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board, the Chairman of the Board, the Chief Executive Officer or these bylaws.

4.6 The Vice President. The Vice President (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the President, the Chairman of the Board or these bylaws.

4.7 The Secretary. The Secretary shall attend all meetings of the Board and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board, and shall perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

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4.8 The Assistant Secretary. The Assistant Secretary, or if there be more than one, any Assistant Secretaries in the order designated by the Board (or in the absence of any designation, in the order of their election) shall assist the Secretary in the performance of his or her duties and, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

4.9 The Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the corporation. The Chief Financial Officer shall perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer.

4.10 The Treasurer and Assistant Treasurers. The Treasurer (if one is appointed) shall have such duties as may be specified by the Chief Financial Officer to assist the Chief Financial Officer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board or the Chief Executive Officer. It shall be the duty of any Assistant Treasurers to assist the Treasurer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board or the Chief Executive Officer.

4.11 Bond. If required by the Board, any officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board, including without limitation a bond for the faithful performance of the duties of such officer’s office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer’s possession or under such officer’s control and belonging to the corporation.

4.12 Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE 5

Notices

5.1 Delivery. Whenever, under the provisions of law, or of the certificate of incorporation of the corporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by commercial delivery service, facsimile transmission, electronic means or similar means addressed to such director or stockholder at such person’s address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given.

5.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation of the corporation or of these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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ARTICLE 6

Indemnification and Insurance

6.1 Indemnification.

(a) Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the corporation (or any predecessor), or is or was serving at the request of the corporation (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, employee benefit plan sponsored or maintained by the corporation, or other enterprise (or any predecessor of any of such entities) (hereinafter an “Indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Nevada Revised Statutes (the “NRS”), as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith. Each person who is or was serving as a director, officer, employee or agent of a subsidiary of the corporation shall be deemed to be serving, or have served, at the request of the corporation. The right to indemnification conferred in this Section 6.1 shall be a contract right.

(b) Any indemnification (but not advancement of expenses) under this Article 6 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the NRS, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is a director or officer at the time of such determination (A) by a majority vote of the directors who are not or were not parties to the proceeding in respect of which indemnification is being sought by Indemnitee (the “Disinterested Directors”), even though less than a quorum, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, (C) if there are no such Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (D) by the stockholders.

6.2 Advance Payment. The right to indemnification under this Article 6 shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within thirty (30) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the NRS requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section 6.1 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to this Article 6, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board by a majority vote of the Disinterested Directors, even though less than a quorum, or (B) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (C) if there are no Disinterested Directors or the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

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6.3 Non-Exclusivity and Survival of Rights; Amendments. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 6 shall not be deemed exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation of the corporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of the provisions of this Article 6 shall not in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

6.4 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the NRS.

6.5 Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the corporation shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 6 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 6 shall apply to claims made against an Indemnitee arising out of acts or omissions that occurred or occur both prior and subsequent to the adoption hereof.

6.6 Severability. If any word, clause, provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE 7

Capital Stock

7.1 Certificates for Shares. The shares of the corporation shall be represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant Treasure, or the Secretary or an Assistant Secretary of the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by the NRS or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.2 Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

7.3 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and proper evidence of compliance or other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions, and proper evidence of compliance or other conditions to rightful transfer, from the registered owner of uncertificated share, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

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7.4 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

7.5 Lost, Stolen or Destroyed Certificates. The corporation may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and on such terms and conditions as the corporation may require. When authorizing the issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, to indemnify the corporation in such manner as it may require, and/or to give the corporation a bond or other adequate security in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE 8

Certain Transactions

8.1 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because the vote or votes of such director or officer are counted for such purpose, if:

(a) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders.

8.2 Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

ARTICLE 9

General Provisions

9.1 Dividends. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the NRS or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation of the corporation.

9.2 Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

9.3 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

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9.4 Corporate Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Nevada.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board.

9.5 Execution of Corporate Contracts and Instruments. The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.6 Representation of Shares of Other Corporations. The Chief Executive Officer, the President or any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

ARTICLE 10

Amendments

The Board is expressly empowered to adopt, amend or repeal these bylaws; provided, however, that any adoption, amendment or repeal of these bylaws by the Board shall require the approval of at least sixty-six and two-thirds percent of the total number of directors then in office. The stockholders shall also have power to adopt, amend or repeal these bylaws at any regular or special meeting of stockholders; provided, however, that in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the certificate of incorporation of the corporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provision of these bylaws and notice of such adoption, amendment or repeal shall be contained in the notice of such meeting.

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